comstock

2025 Annual Results and Business Update

NYSE American: LODE

March 24, 2026

Cautionary Notice Regarding Forward Looking Statements

Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words "believe," "expect," "anticipate," "estimate," "project," "plan," "should," "intend," "may," "will," "would," "potential" and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future market conditions; future explorations or acquisitions; future changes in our research, development and exploration activities; future prices and sales of, and demand for, our products and services; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land sales; investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; business opportunities, growth rates, future working capital needs, revenues, variable costs, throughput rates, operating expenses, debt levels, cash flows, margins, taxes and earnings.

These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in this report and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, mercury remediation, and, lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration or mercury remediation, metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with mercury remediation, metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; ability to achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology, mercury remediation technology and efficacy, quantum computing and advanced materials development, and development of cellulosic technology in bio-fuels and related carbon-based material production; ability to successfully identify, finance, complete and integrate acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Dec/25

Webinar Hosts

comstock



Corrado De Gasperis
Director, Chief Executive Officer
Comstock Inc



Judd B. Merrill
Chief Financial Officer, Comstock Inc
President, Comstock Mining

Full profiles of leadership and independent directors available in the Leadership & Governance section of our website at https://comstock.inc/investors/leadership-governance/

Company Dashboard

comstock

NYSE American: LODE		*(USD millions except share price)*
Outstanding Shares (3/23/2026)	$	74.1
Share Price (3/23/2026)	$	2.82
Market Capitalization (3/23/2026)	$	208.9
As of 12/31/25 (except for cash)		
Investments	$	39.5
Total Assets	$	169.6
Debt	$	0.0
Cash (3/20/2026)	$	56.1

Corporate Offices	Investor Relations
Comstock Inc. Corporate Offices 117 American Flat Road Virginia City, NV 89440 www.comstock.inc	775 413 6222 ir@comstockinc.com

Comstock Companies

CO METALS

CO MINING

CO INVESTMENTS

bioleum

comstock

Shares Outstanding

comstock

Shares Outstanding (12/31/25)	51,853,490
Equity Issuances (Mid Dec to Mid Jan)	872, 838
Director Compensation (3+ years)	463,721
Equity Issuance (Titan Partners)	18,181,819
Exercise of Over-allotment Option (Titan Partners)	2,727,272
Shares Outstanding (3/23/26)*	74,099,140

** Excludes 2,756,970 warrants outstanding with strike prices ranging from $ 2.58 - $ 4.56*

Extinguished All Debt Obligations (December 2025)

comstock

CORPORATE | METALS | INVESTMENTS | MINING | FUELS

	December 31 2025	December 31 2024
Promissory Note 1 - 12% interest, due April 15, 2026	$ -0-	$ 4,290,000
Promissory Note 2 - 16% interest, due April 15, 2026	-0-	2,000,000
Promissory Note 3 - 12% interest, due April 15, 2026	-0-	2,100,000
Note Payable - 9.76% implied interest, due March 31, 2025	-0-	100,000
Total debt	-0-	8,490,000
Less: debt discounts and issuance costs	-0-	(2,407)
Total debt, net of discounts	-0-	8,487,593
Less: current maturities	-0-	(97,593)
Long-term debt, net of discounts and issuance costs	$ -0-	$ 8,390,000

Extinguished Obligations (December 2025)

- Extinguishment of Northern Comstock obligations
- Extinguishment of AST obligations
- Extinguishment of LINICO obligations
- Extinguishment of AQMS obligations
- Extinguishment of Haywood obligations
- Extinguishment of Kips Bay Convertible Debt obligations
- Repayment of Promissory Notes

Comstock 2025 Corporate Objectives

comstock

CORPORATE | METALS | INVESTMENTS | MINING | FUELS

Completed

- Completed a strongly oversubscribed equity financing of $57.5 million in gross proceeds and $53.0 million, net of offering expenses, driven by demand from leading institutional investors and further strengthening our capital base to accelerate commercialization & development for solar recycling and refining processes ✓
- Eliminated all debt instruments, including convertible & promissory notes, & extinguished multiple other non-debt obligations, resulting in a strong financial position for accelerating growth & further monetizing non-core assets ✓
- Separated Bioleum Corp. from Comstock based on $35 million worth of direct strategic investments from Marathon Petroleum Corp and another investor and secured our investment through a $65 million Convertible Preferred Stock. ✓
- Secured power equivalent to 300 MW supporting high value monetization of our Nevada real estate investments ✓
- Cash and cash equivalents of $56.1 million at March 20, 2026. ✓
- Common shares outstanding of 74.1 million shares at March 20, 2026. ✓

2026 Board of Directors

comstock

CORPORATE
METALS
INVESTMENTS
MINING
FUELS

- **Walter "Del" Marting, Jr., Board Chair**
- **Kristin M. Slanina, Board Vice Chair**

- **Corrado De Gasperis, Executive Director**

- **Donald A. Colvin,** Audit Committee
- **Leo M. Drozdoff,** Chair Environmental
- **William J. Nance,** Chair Nominating
- **Steven Y. Pei,** Audit & Environmental
- **Robert M. Spence,** Chair Audit & Compensation



Comstock 2026 Corporate Objectives

In Progress

- Monetize our non-core, legacy mining assets.
- Monetize our non-core, legacy real estate in Silver Springs, NV.
- Monetize our non-strategic investment in Green Li-Ion.
- Secure sufficient power source to enable hyper-scale data center monetization in Silver Springs, NV.
- Restructure, align, power, and expand the ownership in Sierra Springs Opportunity Fund Inc & monetize.

Support the exponential growth of Comstock Metals, establishing the global standard in solar recycling

Comstock Metals 2025 Objectives

comstock METALS
R2 CERTIFIED

Completed

- Receive final permits for our FOAK industry-scale facility in Silver Springs, NV. ✓
- Secure Master Service Agreements (MSA) with national and regional customers . ✓
- Complete site selection for two additional solar panel recycling locations. ✓
- Advance R&D efforts to refine and recover higher-purity materials from offtake. ✓
- Expand the system globally with international strategic and capital partners. ✓
- Increase billable revenues by eight times, to over $3.5 million. ✓

Comstock Metals 2026 Objectives

CORPORATE
METALS
INVESTMENTS
MINING
FUELS

R2 v3 CERTIFIED comstock METALS

In Progress

- Receive, deploy, assemble and commission our first industry-scale facility in Silver Springs, NV.
- Operate our first industry-scale facility in Silver Springs profitably.
- Secure additional Master Service Agreements (MSA) with strategic, national and regional customers.
- Select and secure additional sites, expand storage capabilities and secure permits for these additional sites.
- Submit permits for our second industry-scale facility in southern, NV.
- Procure the equipment for our second industry-scale recycling and processing facility and commence commissioning.
- Complete site selection for at least three additional solar panel recycling locations and commence permitting.
- Advance development efforts with strategic partners, to recover higher-purity materials from recycled streams.
- Evaluate international expansion opportunities with international strategic and capital partners.


comstock
METALS
Solar Panel Recycling
R2
v3
CERTIFIED

Electrification Drives Silver Demand

R2 v3 CERTIFIED comstock METALS

CORPORATE | METALS | INVESTMENTS | MINING | FUELS

Photovoltaics Leading Demand Growth

- Demand for silver reached near-record levels in 2025 and continues growing
- Driven by its industrial applications, particularly in photovoltaics and electronics
- Conventional mine supply constraints persist
- Increasing demand and supply constraints likely to keep prices elevated

Silver industrial demand is forecast to increase 46% from 2023 to 2033.



Demand for Silver
in Millions of Ounces
Silver demand has grown 14%, pushed higher by industrial applications and renewable tech in particular.
Total
1,219.1M oz.
485.6M oz.
Growth (2015-2024F)
232.0M oz.
173.5M oz.
29.8%
1.4%
51.8M oz.
212.0M oz.
211.3M oz.
4.4%
58.8M oz.
26.1M oz.
-31.5%
Industrial total 710.9M oz.
Electrical & Electronics
According to Oxford Economics, silver industrial demand is forecast to increase 46% from 2023 to 2033.
Photovoltaics
Other Industrial
Brazing Alloys & Solders
Investment
The "Investment" category represents the sum of Net Physical Investment and Net Hedging Demand.
Jewelry
Silverware
Photography
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024*
Source: Metals Focus
*Forecast. Demand for silver in millions of ounces.

Decommissioning to Offtake

R2 v3 CERTIFIED comstock METALS

LOGISTICS	RECYCLING SIZE REDUCTION, TREATMENT, SEPARATION	OFFTAKE

DECOMMISSIONING



END-OF-LIFE PANELS & TRANSPORT



CONVEYANCE SYSTEM

SHREDDING: Panel Size Reduction (1" flakes)

THE COMSTOCK PROCESS: Treatment Of Panels

SHREDDING: Treated Material Size Reduction

SEPARATION: 3 Offtake Streams

CURRENT RECOVERED MATERIALS






<1,000 µm
&
>1,000 µm

- Eliminates Contaminants
- Lowest Variable and Operating Costs
- High Speed Processing
- Scalability

- Environmental Peace of Mind
- Competitive Offering
- Capacity Ready
- Clean Salable Materials

Recycled Materials

R2 CERTIFIED comstock METALS

Aluminum Flakes
$125/ton



- 1" in length, 99.999% pure aluminum, no dust, plastic-free
- Used to make ingots and alloys

Glass Pearls
$20/ton



- ¼" in diameter, no fluorescence, dust free, plastic-free
- Used to make tiles, vases, windows

Metal Tailings
$125/ton*

*based on $40/oz spot price



- Particle size < 1,000 microns, contains silver, silicon, copper, lead, and iron oxide, alongside all other metallurgical components used in the manufacturing process
- Used for metal extraction and industrial additives

R2 v3 CERTIFIED
comstock METALS







Electrification Product Recycling

URBAN MINING

100% Full-Service End-of-Life Solar Waste Management

Operating Today & Scaling Up to the Largest U.S. Industrial Facility


comstock
METALS


Silver Springs, Nevada
Operating Commercial Demonstration Facility
135,000 end-of-life panels per year
Building #1 Industrial Facility

Zero Landfill Solar Panel Recycling

- Currently operating commercial demonstration facility in Nevada (135,000 panels/year) over last two years
- First Industrial-scale facility buildout on current Nevada complex
- Receiving upfront decommissioning and disposal fees
- Panel Waste Market: 4-5 million panels today, 33 million by 2030
- Building two new facilities in Nevada to capture U.S. strategic panel waste flow, strategic location for Southwestern peak waste flow
- Two 100,000-ton NV facilities can initially process over 6.5 million panels per year


R2 v3
CERTIFIED
comstock
METALS







comstock
METALS


SSI
SSI
SSI
SSI


SSI


comstock
METALS

R2 CERTIFIED comstock METALS








R2 CERTIFIED
comstock METALS
Deliveries
comstock METALS

Refining Delivers Maximum Value

R2 CERTIFIED comstock METALS


OFFTAKE
VALUE
CRITICAL METAL RECOVERY FROM TAILINGS**
MAX $$$ VALUE
<1,000 µm & >1,000 µm
$$$
Extraction
Separation
Recovery
Recovery Cells
Recovery Cells
Recovery Cells
Recovery Cells
Recovery Cells
Recovery Cells
Recovery Cells
Si/SiO2 Residue
Chemical Processes
Recovery Cells
Recovery Cells
Glass
Pozzolan
Cement Additive
Metal Tailings ~$125/ton*
*based on $40/oz silver spot price
13 26,98 Al
29 63,55 Cu
Pb
Ga
47 107,9 Ag Silver
Te
Cd
14 28,08 Si Silicon
Ir
Sb

**Not All Metals Present in All Panels

High Growth U.S. Market Opportunity

R2 v3 CERTIFIED comstock METALS

CORPORATE
METALS
INVESTMENTS
MINING
FUELS

Projected End-of-Life Solar Panels Waste Market - U.S.

	TONS	PANEL (Total) EQUIVALENT
By 2050 Panel Market	10,000,000	330,000,000
Comstock's Per Year Capacity by 2030	300,000+	10,000,000
By 2030 Panel Market	1,000,000	33,000,000
Each of Comstock's Industrial Facilities*	100,000	3,300,000
2025 Current Comstock Capacity	5,000	132,000



* Represents one production line, current permits authorize up to two 100,000 tons/yr production lines and one 50,000 tons/yr production line

The U.S. Market


Back to report
SUM OF NAMEPLATE CAPACITY (MW)
BY COUNTY AND STATE
State AK AL AR AZ CA CO CT DC DE FL GA HI IA ID IL IN KS KY LA MA MD ME MI MN MO MS MT NC NE NH NJ NM NV
UNITED STATES
MEXICO
NORTH DAKOTA
MONTANA
SOUTH DAKOTA
NEBRASKA
KANSAS
TEXAS
OKLAHOMA
NEVADA
UTAH
IOWA
OREGON
WYOMING
MINNESOTA
WISCONSIN

* Substantial majority of end-of-life solar panels generating from southwest region of the U.S. (CA, NV, AZ)

Source: Comstock Management Compilation

Comstock Metals LLC

Industry Scale Pro Forma Financials
(Pro forma – One 100,000 tons per year Facility)*

	$ per Ton	$ in 000's ***
Revenue *(tipping fee)*	$ 500	$ 45,000
Mineral & Metal Recoveries**	$ 500	$ 45,000
Costs *(all in)*	$ 150	$ 15,000
Cash Profit***	$ 750	$ 75,000

* Requires capital expenditures of approximately $13 million.
** Assumes approx. $60 per ounce of silver and 92% recovery.
*** Assumes facility is operating at 90% utilization

End-of-Life Solar Recycling Market
(Estimate in tons)

	USA	Global
2025	100,000*	750,000
2030	1,000,000*	8,000,000
2050	8,000,000	80,000,000

*Substantial majority generated from southwest region of the U.S. (CA,AZ,NV)




Nevada
Reno
California
Las Vegas
Arizona
comstock
METALS

Comstock Investments

comstock INVESTMENTS

Investments			
Investment Type (*in millions*)		**Cost Basis**	**Est. FMV**
Mineral Properties & Rights	comstock MINING	$11.98	$50-60 (1)
Assets Held & Planned for Sale	comstock REAL ESTATE	$7.05	$75
Sierra Springs Opportunity Fund, Inc.	SIERRA SPRINGS	$39.60 (2)	$200 (2)
Green Li-Ion	green Li-ion	$1.20	$18
Bioleum Corporation	bioleum	$65.00	$380 (3)
Net Operating Loss Carryforwards (NOLs)	comstock	$0.00	$65
Total		**$124.83**	**$788-$798**

(1) based on current negotiations
(2) based on Comstock ownership of +50% of SSOF assets
(3) based on fully diluted ownership of 76% x $500 million

Monetizing Comstock's Mineral Estate

comstock MINING

- Mineral estate covers seven square miles, containing five miles of strike length over the historic Comstock and Silver City lodes.
- Acquired 238 acres in Lyon County, for no additional consideration as part of the sale of the Northern properties to Mackay Precious Metals Inc.
- Holds two estimated mineral resources, existing, permitted processing facility, and numerous exploration projects.


ican Flat
Lucerne Resource
Dayton Resource
Oest Target
Haywood Target
Spring Valley Target
Amazon Target
Gold Cany
Daney Target

CORPORATE
METALS
INVESTMENTS
MINING
FUELS

Dayton Mine Project

comstock MINING

CORPORATE
METALS
INVESTMENTS
MINING
FUELS




SIERRA SPRINGS
OPPORTUNITY FUND

Largest, Best Located Opportunity Zone Growth



Logistics and Distribution

1-2 day trucking service from Nevada to major markets with more than 50 carrier services.


2 Day Trucking
1 Day Trucking
NV
CO




TRIC
Tahoe Reno Industrial Center
NNIC
Northern Nevada Industrial Corridor
USA Pkwy
Silver Springs



SIERRA SPRINGS

Nevada recognized as Safest Area on U.S. Disaster Avoidance Map


U.S. DISASTER AVOIDANCE MAP
UNITED STATES SAFETY ZONE
ICE STORMS
TORNADOS
FLOODS
EARTHQUAKES
HURRICANES
POWER OUTAGES
TSUNAMI
NUCLEAR POWER PLANTS

The Most Prolific Tech Companies Build Data Centers in Nevada

Nevada is host to some of the most sophisticated and secure military and private operation centers in the world supporting secure data transactions for thousands companies.

Minimal Earthquake Activity: Nevada is situated away from major fault lines, resulting in a lower risk of significant earthquake.

Absence of Hurricanes and Tornadoes: Its inland desert location ensures that Nevada is not affected by hurricanes or tornadoes, which commonly impact coastal and central U.S. areas.

Low Wildfire Risk: The arid desert landscape throughout Nevada lacks the dense vegetation necessary to sustain large wildfires, reducing this particular threat.

Proactive Urban Planning: City planning incorporates stringent building codes and land-use policies designed to mitigate potential natural disaster impacts.

Climate Stability: While experiencing a range of temperatures, Nevada does not face extreme weather events like blizzards or hurricanes, contributing to its overall safety. Arid conditions in the Northern Nevada area is particularly advantageous to data centers with extremely low humidity - 300 days per year of sunny skies.

Comprehensive Emergency Management: Local authorities maintain robust emergency preparedness and response plans, ensuring efficient management of potential natural hazards.

One such company is Switch that handles government and private data for Fortune 1000 companies including eBay, HP, EMC, Intel, DreamWorks, JP Morgan Chase, Sony, Boeing, Amazon Web Services, eBay, Hulu, and NASA.

439
NEVADA

Nevada State Route 439 - USA Parkway

Connecting to Silver Springs and Entire Northern Nevada Quadrant


439
NEVADA


USA Pkwy
Nevada 439

USA PARKWAY EXTENSION, CONNECTING SILVER SPRINGS TO TRIC

The Nevada Transportation Department completed $140 million infrastructure projects to both extend State Highway 439 (USA Parkway) and expand Highway 50 into four lanes. The USA Parkway extension alone added 21 miles to the existing 5.4 miles of a four-lane highway south from Interstate 80 to provide access from Lyon County.

Employees of the 100+ companies located in the 107,000-acre industrial park are no longer limited to access the area from I-80 either through Fernley on U.S. Highways 50A and 95A or through Reno via Interstate 580, *they can now come directly through Silver Springs, NV.*

The extension provides easier access for employees residing in Silver Springs, Stagecoach, Fallon, Yerington, Silver City, Dayton and other cities within Lyon County, cutting the commute time in half (to just 15 minutes in many cases), much less than the proximity to the Reno area that currently experiences extremely high traffic and low service levels during peak hours.


Fernley
Reno
Sparks
TRIC
Tahoe Reno Industrial Center
NNIC
USA Pkwy
Silver Springs
California
COMSTOCK
Carson City

SIERRA SPRINGS

LOCATION DRIVES VALUE


AADT = 2018 Average Annual Daily Traffic (NDOT)
City of Sparks
City of Reno
Comstock Mining Inc.
Sierra Springs Enterprises
Silver Springs Opportunity Zone
Northern Nevada Industrial Center
Stagecoach
Victory Logistics District
Center For Regional Studies
College of Business
University of Nevada, Reno
Washoe Lake
Lake Tahoe
Carson City
Virginia City
Silver Springs


switch


TESLA


Walmart


Google


REDWOOD
MATERIALS

Explosive Growth, Prime Location Opportunity Zone

Microsoft

- Microsoft Buys 300 Acre Nevada Data Center Site (near Fernley)
  https://www.nationallanddevelopers.com/microsoft-buys-300-acre-nevada-data-center-site/
- Microsoft purchases 274 acres in Silver Springs, Nevada
  https://www.datacenterdynamics.com/en/news/microsoft-purchases-274-acres-in-silver-springs-nevada/

Google

- Google's Massive Facility Rising at Tahoe Reno Industrial Center
  https://www.rgj.com/story/money/business/2019/07/31/google-massive-reno-nevada-facility-rising-high-desert/1871966001/
  1,200 acres – multi-billion dollars of investment

switch

- Switch Tahoe Reno Now Open: Largest, Most Advanced Data Center Campus in the World
  https://www.switch.com/switch-tahoe-reno-data-center-now-open/ 2,000 acres – 1.3 million sf building at capacity (11/2020)
- Switch Breaks Ground on Second and Third Tahoe Reno Data Centers
  https://www.prnewswire.com/news-releases/switch-breaks-ground-on-second-and-third-tahoe-reno-data-centers-following-multi-megawatt-expansions-with-global-e-commerce-and-semiconductor-clients-301177069.html

Panasonic

- Tesla Gigafactory: Where 60% of the World's Lithium-Ion Batteries Will be Made
  https://www.theverge.com/transportation/2018/11/30/18118451/tesla-gigafactory-nevada-video-elon-musk-jobs-model-3
  3,000 acres – 5,8000,000 sf, 7,000 currently and plans 20,000 employees

tract

- Tract Completes Acquisition of 2,200 Acres, plans $1 billion investment of datacenters
  https://www.datacenterdynamics.com/en/news/colcap-and-van-rooyen-launching-new-1-billion-data-center-fund-known-as-tract/
  2,200 acres – building $1 billion investment for datacenter development

energos reno

- $3 billion Energos project to build largest carbon-neutral industrial park in US near Reno
  https://www.rgj.com/story/news/money/business/2020/12/08/energos-project-reno-largest-renewable-green-powered-site-us/6495088002/
  https://terrascale.org/projectenergos




switch




tract

SIERRA SPRINGS


PROLOGIS
switch
TESLA
SEMI
Walmart


Reno
NOVVA
Apple
MARS
TESLA
PPC
zulily
PROLOGIS
Walmart
ebay
switch
NE Nanotech Energy
Microsoft
REDWOOD MATERIALS
Google
USA Pkwy
Storey
tract
Microsoft
Silver Springs
SIERRA SPRINGS
California
comstock
Carson City
Microsoft
Argo
Hazen

tract

The total development value or the capital involved in bringing that to life will be be approximately **$100 billion**. I'll say that again…100 billion dollars. $25 billion of that will be concrete, steel, mechanical, electrical infrastructure that constitutes the buildings. Those are massive construction projects. Those are *huge* numbers of good, high paying jobs. And that's development that will occur over possibly 10 years. --*Tract CEO Grant van Rooyen*

1*	2025 Microsoft	300.7 acres, $10.21 psf
2	2025	15.80 acres, $8.00 psf
3	2024	10 acres, $11.94 psf
4	2024	62.56 acres, $6.00 psf
5	2024	67.00 acres, $5.60 psf
6	2024	517.00 acres, $2.80 psf
7	2024	11.22 acres, $6.75 psf
8	2024	25.38 acres, $7.00 psf
9	2023	145.48 acres, $3.00 psf
10	2023 Microsoft	226.74 acres, $9.72 psf
11	2023	685.49 Acres, $2.94 psf

*Purchase price of $5.38 psf for raw undeveloped land plus Microsoft contributed $4.83 per sq ft for its infrastructure contribution (per broker), for a total of $10.21.


Google
REDWOOD MATERIALS
Microsoft
tract
NOVVA

Land, Water, Sewer - Positioned for Major Development


11
4b
4a
11a
6
10
4
5a
5
3
USA Parkway
US Highway 50
9c
9
9b 9a
8b
8a
8c
1
2
7
8
8d
Opal Avenue
Ramsey Weeks Cutoff
Spruce Street
Fir Street
Citrus Street


ROK-ON
Building Systems


comstock
METALS


SILVER SPRINGS AIRPORT

SIERRA SPRINGS

Land, Water, Sewer, Natural gas, Power, Fiber Data Transmission


Great Basin
tract
11
Microsoft
USA Park
11a
4
5a
Lake Avenue
Idaho Avenue
Utah Avenue
US Highway 50
US Highway 95A
8b
9b
Opal Avenue
8a
8c
8
Ramsey Weeks Cutoff
Spruce Street
Citrus Street
8d
Fir Street













comstock

Contact Us

Corrado De Gasperis
Chief Executive Officer
(775) 847-4755
degasperis@comstockinc.com

Judd B. Merrill
Chief Financial Officer
(775) 413-6222
jmerrill@comstockinc.com

Investor Relations
(775) 413-6222
ir@comstockinc.com

Comstock.Inc